1
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,
D.C. 20549
__________________________
FORM
8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934
Date of Report (Date of earliest event reported):
July 28, 2026
__________________________
USCB Financial Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
__________________________
Florida
001-41196
87-4070846
(State or Other Jurisdiction
of Incorporation)
(Commission File Number) (IRS Employer
Identification No.)
2301 N.W. 87th Avenue
,
Doral
,
Florida
33172
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone
Number, Including Area Code: (
305
)
715-5200
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under
any of the following provisions:
☐
Written communications pursuant
to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a
-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Class A common stock, $1.00 par value per share
USCB
The Nasdaq Stock Market LLC
Indicate by
check mark
whether the
registrant is
an emerging
growth company
as defined
in Rule
405 of
the Securities
Act of
1933
(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b
-2 of this chapter).
Emerging growth company
☒
If
an
emerging
growth
company,
indicate
by
check
mark
if
the
registrant
has
elected
not
to
use
the
extended
transition
period
for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01. Regulation FD Disclosure.
USCB Financial Holdings, Inc. (“the Company”)
is filing an investor presentation (the “Presentation”), which will be used by
the
management
team
for
presentations
to
investors
and
others.
A
copy
of
the
Presentation
is
attached
hereto
as
Exhibit
99.1
and
incorporated
herein
by
reference.
The
Presentation
is
also
available
on
the
Company’s
website
at
investors.uscenturybank.com.
Information contained herein, including Exhibit 99.1,
is being furnished and shall not be deemed “filed” for the purposes of
Section 18
of the Securities Exchange Act of 1934,
as amended (“the Exchange Act”), or otherwise subject
to the liability of such section, and
shall
not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of
any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.
Description
99.1
USCB Financial Holdings, Inc. Investor Presentation Q2 2026
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.
USCB Financial Holdings, Inc.
By: /s/ Robert Anderson
Name: Robert Anderson
Title: Chief Financial Officer
Date: July 28, 2026